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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ----------------

       Date of report (Date of earliest event reported): December 17, 2001

                                NATIONSRENT, INC.
                                -----------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      001-14299               31-1570069
---------------------------   -------------------------  ---------------------
(State or Other Jurisdiction  (Commission File Number)      (IRS Employer
of Incorporation)                                          Identification No.)



        450 East Las Olas Blvd.
        Fort Lauderdale, Florida                              33301
        ------------------------                              -----
(Address of Principal Executive Offices)                    (Zip Code)


     Registrant's telephone number, including area code: (954) 760-6550
                                                          --------------



                                  N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

On December 17, 2001, NationsRent, Inc. filed a voluntary petition under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the District of Delaware in Wilmington, Delaware (the "Court"). The case has been assigned to Chief Bankruptcy Judge Peter J. Walsh and designated as Case No. 01-11628 (PJW).

At a hearing held on December 18, 2001, the Court approved, on an interim basis, NationsRent's $55 million post-petition debtor-in-possession financing facility managed by Fleet Bank, and gave NationsRent immediate access to $20 million under that facility. A hearing on final approval of the facility has been scheduled for January 18, 2002.

NationsRent will continue to operate its business and manage its properties as a debtor in possession, pursuant to sections 1107 and 1108 of the Bankruptcy Code.

NationsRent issued press releases relating to the foregoing on December 17 and 19, 2001. These press releases are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits.

         Exhibit
         Number            Description
         ------            -----------

         99.1              Press Release dated December 17, 2001

         99.2              Press Release dated December 19, 2001


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               NATIONSRENT, INC.


                                   By:   /s/ Ezra Shashoua
                                         --------------------------------------
                                         Name: Ezra Shashoua
                                         Title:  Executive Vice President and
                                           Chief Financial Officer


Dated:  December 20, 2001



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                                  EXHIBIT INDEX



         Exhibit
         Number            Exhibit
         ------            -------
         99.1              Press Release, dated December 17, 2001

         99.2              Press Release dated December 19, 2001

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